STI CLASSIC FUNDS

                         Georgia Tax-Exempt Bond Fund

                    Supplement dated July 21, 2003 to the
            Bond and Money Market Funds - Trust Shares Prospectus and the Bond Funds - Flex and Investor Shares Prospectus
               dated October 1, 2002, and any supplements thereto


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


    The following information affects the section called "PORTFOLIO MANAGERS" beginning on page 54 of the Bond and Money Market Funds - Trust Shares Prospectus and page 43 of the Bond Funds - Flex and Investor Shares
    Prospectus:

         Effective August 1, 2003, the Georgia Tax-Exempt Bond Fund is managed by Mr. Chris Carter, CFA. Mr. Carter has served as a Portfolio Manager since joining Trusco in July 2003. Prior to joining Trusco, Mr. Carter served as a Portfolio Manager and Fixed Income Trader of Evergreen Asset Management Company from January 2002 to July 2003, after serving as a Portfolio Manager and Fixed Income Trader of Wachovia Asset Management from September 1998 to January 2002. Prior to joining Wachovia Asset Management, he served as an Assistant Portfolio Manager and Trader for Wachovia Bank, N.A. from October 1994 to September 1998. He has more than 8 years of investment experience.



                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 STI-SU-034-0100